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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 22, 2002
                                                 -------------------------------


                       Health Management Associates, Inc.
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               (Exact name of registrant as specified in charter)


        Delaware                    000-18799                   61-0963645
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


5811 Pelican Bay Boulevard, Suite 500, Naples, Florida           34108-2710
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code          941-598-3131
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure

        On January 22, 2002, the Registrant issued the following press release:

                       HEALTH MANAGEMENT ASSOCIATES, INC.
           ANNOUNCES OFFERING OF SENIOR SUBORDINATED CONVERTIBLE NOTES

     NAPLES, FLORIDA (January 22, 2002) -- Health Management Associates, Inc. (NYSE: HMA) ("HMA" or the "Company") announced today that it intends to offer $275 million (gross proceeds) of zero-coupon convertible senior subordinated notes due 2022 to qualified institutional investors. The notes will be convertible into the class A common stock of the Company. The expected net proceeds of the offering will be used primarily to repay debt under the Company's existing credit agreements.

     The securities have not been registered under the Securities Act of 1933 ("Securities Act") or any state securities laws and are being offered in the United States in a private placement under Rule 144A under the Securities Act. They may not be offered or sold in the United States absent registration or an applicable exemption under the Securities Act and applicable state securities laws.

     HMA is the largest operator of general acute care hospitals in non-urban communities situated primarily in the Southeast and Southwest. The Company operates 42 facilities in 14 states with 5,796 licensed beds.

         Certain statements contained in this release, including, without limitation, statements containing the words "believes," "anticipates," "intends," "expects," "optimistic," and words of similar import, constitute "forward-looking statements" and are subject to various risks and uncertainties as discussed in the Company's filings with the Securities and Exchange Commission within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include projections of revenues, income or loss, capital expenditures, capital structure, or other financial items, statements regarding the plans and objectives of management for future operations, statements of future economic performance, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact.

         Statements made throughout this release are based on current estimates of future events, and the Company has no obligation to update or correct these estimates. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially as a result of these various factors.


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    On January 23, 2002, the Registrant issued the following press release:

                       HEALTH MANAGEMENT ASSOCIATES, INC.
            ANNOUNCES TERMS OF SENIOR SUBORDINATED CONVERTIBLE NOTES

     NAPLES, FLORIDA (January 23, 2002) -- Health Management Associates, Inc. (NYSE: HMA) ("HMA" or the "Company") announced today the basic terms of its previously announced zero-coupon convertible senior subordinated notes ("Notes") due 2022 being offered to qualified institutional investors.

     The Notes have the following terms:

     Amount:                        $277 million (gross proceeds)

     Coupon:                        0%

     Yield to Maturity:             0.875%

     Conversion Premium:            35%

     Conversion Price:              $26.11

     Conversion Rights:             The Notes will be convertible into
                                    HMA common stock if HMA shares exceed 120% of accreted conversion price ($31.33) for at least 20 trading days of the 30 trading days prior to the conversion. The Notes are also convertible if the Company calls the Notes for redemption or upon other specified corporate transaction occurrences and certain ratings changes.

     Dilutive Effect:               There is no immediate dilution for
                                    HMA's equity shareholders. The shares
                                    associated with the conversion of the Notes are not included in HMA's diluted shares calculation until HMA common stock attains a level of $31.33 for at least 20 trading days of the 30 trading days prior to the conversion.

     Investor Put Options:          Investors may put the Notes to the Company
                                    on the anniversary date in January of 2005, 2007, 2012 and 2017.

     Call Protection:               The Company may call the Notes any time
                                    after the anniversary date in January
                                    of 2007.

     Final Maturity:                Anniversary date in January of 2022.

     As previously announced, the Company intends to use the proceeds of the Notes primarily to repay debt under the Company's existing credit agreements.


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     The securities have not been registered under the Securities Act of 1933
     ("Securities Act") or any state securities laws and are being offered in the United States in a private placement under Rule 144A under the Securities Act. They may not be offered or sold in the United States absent registration or an applicable exemption under the Securities Act and applicable state securities laws.

     HMA is the largest operator of general acute care hospitals in non-urban communities situated primarily in the Southeast and Southwest. The Company operates 42 facilities in 14 states with 5,796 licensed beds.

         Certain statements contained in this release, including, without limitation, statements containing the words "believes," "anticipates," "intends," "expects," "optimistic," and words of similar import, constitute "forward-looking statements" and are subject to various risks and uncertainties as discussed in the Company's filings with the Securities and Exchange Commission within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include projections of revenues, income or loss, capital expenditures, capital structure, or other financial items, statements regarding the plans and objectives of management for future operations, statements of future economic performance, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact.

         Statements made throughout this release are based on current estimates of future events, and the Company has no obligation to update or correct these estimates. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially as a result of these various factors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTH MANAGEMENT ASSOCIATES INC.

Dated:  January 24, 2002                By: /s/ Timothy R. Parry
                                            ------------------------------
                                            Timothy R. Parry
                                            Senior Vice President